UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2007

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)


           DELAWARE                  0-26483                 94-3236309
(State or other jurisdiction      (Commission     (I.R.S. Employer incorporation
       of organization)           File Number)       or Identification Number)


        349 OYSTER POINT BOULEVARD, SOUTH SAN FRANCISCO, CALIFORNIA 94080
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000


         (Former name or former address, if changed since last report.)

                            -------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        SECTION 2-- FINANCIAL INFORMATION

Item 2.05.  Costs Associated with Exit or Disposal Activities

     On September 13, 2007, VaxGen announced that it was reducing operating costs by decreasing its workforce from 61 to 27 employees. VaxGen expects to incur restructuring costs of approximately $1.1 million for one-time termination benefits associated with this action. This press release is attached as Exhibit
99.1 to this report and is incorporated herein by reference.

                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired. Not applicable.

     (b)  Pro Forma Financial Information. Not applicable.

     (c)  Shell Company Transactions. Not applicable

     (d)  Exhibits.

Exhibit No.       Description

99.1              Press release dated September 13, 2007 titled,
                  "VaxGen Further Restructures to Preserve Cash As It Pursues Strategic Iniatives".

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VaxGen, Inc.
                                        (Registrant)


Dated: September 17, 2007             By: /s/ Matthew J. Pfeffer
                                      --------------------------------------
                                          Matthew J. Pfeffer
                                          Senior Vice President, Finance and
                                          Administration and Chief Financial
                                          Officer